UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 2, 2016
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CARTER VALIDUS MISSION CRITICAL REIT II, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
New Purchase Prices under the Distribution Reinvestment Plan
As described in Carter Validus Mission Critical REIT II, Inc.’s (the “Company”) Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on September 30, 2016, the Company’s board of directors (the “Board”), at the recommendation of the audit committee, which is comprised solely of independent directors, unanimously approved and established an estimated per share net asset value (“NAV”) of $9.07 of each of the Company’s Class A common stock and Class T common stock.
On December 2, 2016, the Board approved the revised per share price for the purchase of Class A shares pursuant to the DRIP of $9.07 and the revised per share price for the purchase of Class T Shares pursuant to the DRIP of $9.07, which will be effective beginning with purchases of shares pursuant to the DRIP on January 1, 2017.
As provided under the DRIP, a participant may terminate participation in the DRIP at any time without penalty by delivering a written notice to the administrator. To be effective for any distribution, such notice must be received by the administrator at least ten days prior to the last day of the month to which the distribution relates. Any written notice of termination should be mailed to DST Systems, Inc., P.O. Box 219312, Kansas City, MO 64121-9312.
Any estimated per share NAV approved by the Board in the future may be higher or lower than the most recently disclosed estimated per share NAV of $9.07 of each of the Company's Class A common stock and Class T common stock, which may cause the purchase prices under the DRIP to increase or decrease accordingly. The prices under the DRIP are not a representation, warranty or guarantee that (i) a stockholder would be able to realize such per share amounts if such stockholder attempts to sell his or her shares; (ii) a stockholder would ultimately realize distributions per share equal to such per share amounts upon our liquidation or sale; (iii) shares of the Company’s common stock would trade at such per share amounts on a national securities exchange; or (iv) a third party would offer such per share amounts in an arm’s-length transaction to purchase all or substantially all of the Company’s shares of common stock.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC.

Dated: December 13, 2016	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer